SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                              February 26, 1999
                           ======================
              Date of Report (Date of earliest event reported)

                           ARVIN INDUSTRIES, INC.
                           =======================
           (Exact name of registrant as specified in its charter)

                                   Indiana
                          ========================
               (State or other jurisdiction of incorporation)


                    1-302                       35-0550190
                   =====                        ==========
           (Commission File Number)            (IRS Employer
                                            Identification No.)


                  One Noblitt Plaza, Post Office Box 3000,
                        Columbus, Indiana 47202-3000
                  =========================================
             (Address of principal executive offices) (Zip Code)

                               (812) 379-3000
                  =========================================
             Registrant's Telephone number, including area code





   Item 2.   Acquisition or Disposition of Assets.

        On February 26, 1999, Arvin Industries, Inc. (the "Registrant") acquired the Purolator Products automotive filter business from Mark IV Industries, Inc. Purolator is a leading independent manufacturer and distributor of automotive oil filters, air filters and fuel filters in North America for both the automotive replacement and the automotive original equipment markets. The transaction value of $276 million included the Registrant's assumption of approximately $6 million in debt.

        The Registrant financed the acquisition using short-term bank debt. The lenders were Bank of America National Trust and Savings Association and The First National Bank of Chicago.

        The acquisition was made pursuant to a Purchase Agreement between the Registrant and Mark IV Industries, Inc. dated February 8, 1999, a copy of which is Exhibit 2 to this Report.

        The acquisition was previously reported by Registrant under Item 5 of its Current Report on Form 8-K filed March 4, 1999.


   Item 7.   Financial Statements and Exhibits.

             (a)  Financial statements of businesses acquired

             See Note below.

             (b)  Pro forma financial information

             See Note below.

             NOTE: It is impractical at this time for the Registrant to file with this Report the financial statements and pro forma financial information required by Item 7 of Form 8-K with respect to the acquisition described in Item 2 of this Report. Accordingly, the Registrant hereby undertakes to file such required statements and information by amendment to this Report on or prior to May 12, 1999.

             (c)  Exhibits

        2.   Purchase Agreement between Arvin Industries, Inc. and Mark
             IV Industries, Inc. dated February 8, 1999 (Incorporated by reference to Exhibit 99 to Registrant's Current Report on Form 8-K filed March 4, 1999). Pursuant to Regulation S-K,
             Item 601(b)(2), the Registrant has not included Schedules and Exhibits to the Purchase Agreement and hereby agrees to furnish supplementally a copy of any such omitted document to the Securities and Exchange Commission upon request.





                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

   Dated:    March 12, 1999

                                 ARVIN INDUSTRIES, INC.
                                 (Registrant)



                                 /s/ Richard A. Smith
                                 ===================================
                                 Richard A. Smith
                                 Vice President-Finance and
                                 Chief Financial Officer





                                EXHIBIT INDEX

   Number         Description

   2. Purchase Agreement between Arvin Industries, Inc. and Mark IV Industries, Inc. dated February 8, 1999
                  (Incorporated by reference to Exhibit 99 to Registrant's Current Report on Form 8-K filed March 4,
                  1999).